EXHIBIT 10.14

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of this the 12th day of April, 1999 ("effective date") by and between AMP3.COM, LLC, a Texas limited liability company (the "Company"), and JVWeb, Inc. a Delaware corporation ("JVWeb").

Recitals:

         WHEREAS, the Company desires to issue and sell to JVWeb shares representing a five percent (5%) membership interest in the Company at the time of issue ("Interest") in consideration and exchange for an aggregate of 200,000 shares ("Shares") of $.01 par value common stock of JVWeb ("Common Stock"), and JVWeb desires to acquire the Company Interest in exchange for issuance of the Shares by JVWeb, upon the terms, provisions and conditions set forth herein; and

         WHEREAS, the Company and JVWeb desire to set forth in writing the terms, provisions and conditions pertaining to the sale and issuance of Units to JVWeb and the exchange and issuance of the Shares to the Company;

Agreement:

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the parties hereto), each of the Company and JVWeb hereby agrees as follows:

         1. The Exchange. Subject to the terms and conditions of this Agreement, at the Closing (i) the Company shall issue and sell the Interest to JVWeb, and JVWeb shall purchase and accept the Interest from the Company; and (ii) in consideration and exchange for the Interest JVWeb shall issue and sell the Shares to the Company, and the Company shall purchase and accept the Shares from JVWeb.

         2. Closing. The purchase, sale and exchange of the Interest and the Shares, respectively, shall take place simultaneously with the execution of this Agreement at the offices of J. Rolfe Johnson, P.C., 1900 West Loop South, Suite 1174, Houston, Texas 77027, at 10:00 am. local time, on April ___, 1999, or at such other time and place as the Company and JVWeb shall mutually agree (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company shall deliver, or cause to be delivered, duly executed by the Company, to JVWeb the following:

                  (a)      This Agreement; and

                  (b) A certificate evidencing the Interest in the name of JVWeb; and JVWeb shall deliver, or cause to be delivered, duly executed as appropriate, to the Company the following:

                  (a)      This Agreement;

                  (b) A stock certificate evidencing the Shares in the name of the Company; and

                  (c) An amendment to or counterpart of the Regulations of the Company.

         3.       General Representations and Warranties.

                  (a) JVWeb hereby represents and warrants to the Company that JVWeb has been duly organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated; JVWeb has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform JVWeb's obligation hereunder and thereunder; the execution and delivery by JVWeb of this Agreement and all other agreements, documents and instruments to be executed by JVWeb in connection herewith have been authorized by all necessary corporate action by JVWeb; when this Agreement and all other agreements, documents and instruments to be executed by JVWeb in connection herewith are executed by JVWeb and delivered to the Company, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of JVWeb enforceable against JVWeb in accordance with their respective terms; neither the execution and delivery of this Agreement or any other agreements, documents and instruments to be executed in connection herewith nor the consummation of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in the breach or termination of; or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of; any contract to which JVWeb is a party or by which JVWeb is bound or by which any of the assets of JVWeb is bound or affected, (ii) violate any judgment against, or binding upon, JVWeb or upon the assets of JVWeb, (iii) result in the creation of any lien, charge or encumbrance upon any assets of JVWeb pursuant to the terms of any such contract, or (iv) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of JVWeb; there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of the assets of JVWeb, this Agreement, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting any assets of JVWeb, this Agreement, or the transactions contemplated hereby; no consent or approval from any person on the part of JVWeb is required in connection with the execution and delivery of this Agreement other than board of director approval of JVWeb, which has already been obtained; that JVWeb has delivered to the Company copies of certain documents and reports as filed by JVWeb with the Securities and Exchange Commission ("Commission") and other disclosure documents listed and described on Exhibit A attached hereto and made a part hereof; which together provide all material information concerning JVWeb and do not omit any material information necessary to make information provided not misleading; that when issued and delivered to the Company, the Shares shall be duly authorized, validly issued, fully paid and non-assessable Shares of Common Stock of JVWeb; and the representations and warranties made immediately above and elsewhere herein are material to the Company and are being relied upon by the Company in connection with its decision to issue and sell the Interest to JVWeb pursuant to this Agreement.

                  (b) The Company hereby represents and warrants to JVWeb that the Company has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed by the Company in connection herewith and perform the Company's obligation hereunder and thereunder; the Company has been duly organized, and is validly existing and in good standing as a limited liability company in the State of Texas; the execution and delivery by the Company of this Agreement and all other agreements, documents and instruments to be executed by the Company in connection herewith have been authorized by all necessary entity action; when this Agreement and all other agreements, documents and instruments to be executed by the Company in connection herewith are executed by the Company and delivered to JVWeb, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms; neither the execution and delivery of this Agreement or any other agreements, documents and instruments to be executed in connection herewith nor the consummation of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in the breach or termination of; or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of; any contract to which the Company is a party or by which the Company is bound or by which any of the assets of the Company is bound or affected, (ii) violate any judgment against, or binding upon, the Company or upon the Company's assets, (iii) result in the creation of any lien, charge or encumbrance upon any of the Company's assets pursuant to the terms of any such contract, or (iv) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of it; there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of the Company's assets, this Agreement, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting any of the Company's assets, this Agreement, or the transactions contemplated hereby; no consent or approval from any person is required on the part of the Company in connection with the execution and delivery of this Agreement other than approval by the managers and members of the Company, which has been obtained; and when issued to JVWeb pursuant to this Agreement, the Interest shall be duly authorized, validly issued, fully paid and non-assessable (except as provided in the Regulations of the Company) at the time of issue; and the representations and warranties made immediately above and elsewhere herein are material to JVWeb and are being relied upon by JVWeb in connection with JVWeb's decision to purchase the Interest pursuant to this Agreement.

         4.       Securities Representations and Warranties.

                  (a) JVWeb hereby represents and warrants to the Company that it is familiar with the business and financial condition, properties, operations and prospects of the Company, it has been given full access to all material information concerning the condition, properties, operations and prospects of the Company, it has had an opportunity to ask such questions of and to receive such information from, the Company as it has desired and to obtain any additional information necessary to verify the accuracy of the information and data received, and it is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company, of which it is unaware; JVWeb has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an acquisition of its Shares of Common Stock; JVWeb has reviewed its financial condition and commitments and that, based on such review, it is satisfied that it (i) has adequate means of providing for contingencies,
(ii) has no present or contemplated future need to dispose of all or any of the Interest acquired to satisfy existing or contemplated undertakings, needs or indebtedness, (iii) is capable of bearing the economic risk of the ownership of the Interest to be issued to it for the indefinite future, including recognition of any tax allocations to JVWeb as a member of the Company, and (iv) has assets or sources of income which, taken together, are more than sufficient so that it could bear the loss of the entire value of the Interest being issued to it; JVWeb is acquiring the Interest solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Interest; JVWeb understands that the Interest has not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and therefore the Interest is and shall be "restricted" under such laws; JVWeb has not offered or sold any portion of the Interest and has no present intention of reselling or otherwise disposing of any portion of the Interest either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance; that there is no obligation on the part of the Company to register the Interest except as provided herein; that there is no market for the Interest and none is likely to develop; and that transfer of the Interest is further restricted by the terms of the Regulations of the Company.

                  (b) The Company hereby represents and warrants to JVWeb that it has been given full access to all information concerning the condition, properties, operations and prospects of JVWeb that it has requested, it has had an opportunity to ask such questions of and to receive such information from, JVWeb as it has desired and to obtain any additional information necessary to verify the accuracy of the information and data received; the Company has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an acquisition of its shares of JVWeb Common Stock; the Company has reviewed its financial condition and commitments and that, based on such review, it is satisfied that it (i) has adequate means of providing for contingencies, (ii) has no present or contemplated future need to dispose of all or any of its Shares of JVWeb Common Stock to satisfy existing or contemplated undertakings, needs or indebtedness,
(iii) is capable of bearing the economic risk of the ownership of the Shares of JVWeb Common Stock to be issued to it for the indefinite future, and (iv) has assets or sources of income which, taken together, are more than sufficient so that it could bear the loss of the entire value of the Shares of JVWeb Common Stock being issued to it; the Company is acquiring its Shares of JVWeb Common Stock solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of its Shares of JVWeb Common Stock; the Company understands that its Shares of JVWeb Common Stock have not been registered under the Act or any state securities laws and therefore its Shares of JVWeb Common Stock are "restricted" under such laws until such time as they are registered; and the Company has not offered or sold any portion of its Shares of JVWeb Common Stock and has no present intention of reselling or otherwise disposing of any portion of its shares of JVWeb Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance (other than the registration thereof).

         5. Securities Registration. The following provisions set forth the agreement and circumstances under which each of the Company and JVWeb, respectively (the Company and JVWeb being herein severally referred to as the "Registrant," as the case may be), shall be required to register the Company shares evidencing the Interest or the JVWeb Shares of Common Stock, respectively, (the Interest and the Shares being herein severally referred to as the "Registrable Securities," as the case may be) with the Commission under the Act for resale ("registration") by or at the request of JVWeb or the Company, as holder of the Securities as the case may be (herein respectively referred to as the "Holder"):

                  (a) Company Registration. If at any time after the effective date hereof, the Registrant shall determine to register any of its securities (including any shares evidencing the membership interests of the Company or any shares of Common Stock of JVWeb, or any other securities into which such securities may have been or may be converted or exchanged, collectively herein referred to as "Securities," for its own account or for the account of others (on Form SB-2, Form S-1 or Form S-3 or any similar form of general applicability promulgated by the Commission), other than a registration relating solely to employee benefit plans or a Rule 145 transaction, or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Registrant shall:

                   (i) Promptly give to the Holder written notice thereof; and

                  (ii) Use its best efforts to include in such registration (and any necessary qualification under state securities laws reasonably requested by the Holder), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after the mailing of such written notice from the Registrant, by the Holder.

                  (b) Underwriting. If the registration of which the Registrant gives notice is for a registered public offering involving an underwriting, then the right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting . Notwithstanding any other provision of this Section, if the representative of the underwriters in good faith advises the Registrant in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all or part of the Registrable Securities to be included in, the registration and underwriting.

                  (c) Expenses of Registration. The expenses of registration, including, without limitation, all registration and filing fees, printing expenses, fees and expenses of counsel for the Registrant and the Holder, and accountants fees incurred in connection with any registration shall be borne by the Registrant. Holder shall bear any underwriting discounts and selling expenses applicable to the sale of Registrable Securities of such Holder.
                  (d) Indemnification by Holders. The Holder shall protect, indemnify and hold the Registrant, and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys'
fees), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the registration statement under which the Registrable Securities are registered, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any material violation by the Holder of any rule or regulation promulgated under Act applicable to the Holder and relating to action or inaction by the Holder in connection with any such registration; provided, however, that the liability of the Holder shall be limited to liabilities arising solely out of a misrepresentation or alleged misrepresentation with respect to information concerning the Holder furnished in writing by the Holder for inclusion in the registration statement, and not otherwise.

                  (e)  Indemnification  by  Registrant.   The  Registrant  shall
protect, indemnify and hold the Holder and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the registration statement under which Registrable Securities are registered, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any material violation by Registrant of any rule or regulation promulgated under the Act applicable to Registrant and relating to action or inaction by Registrant in connection with any such registration; provided, however, that Registrant shall have no liability to the Holder to the extent that any such liability shall arise solely out of a misrepresentation or alleged misrepresentation with respect to information concerning the Holder furnished to Registrant by the Holder for inclusion in the registration statement.

                  (f) Indemnification Procedure. Promptly after receipt by an indemnified party of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party will be subject to any liability for any settlement made without consent which shall not be unreasonably withheld. No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

                  (g) Registrant Reporting Obligations. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, including Rule 144 promulgated under the Act, the Registrant agrees to:

                           (i) Use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Act, pursuant to Rule 144 under the Act;

                  (ii) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act at all times;

                  (iii) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Registrant under the Act and the Securities Exchange Act of 1934, as amended.

                  (iv) Take action to enable the Holder to utilize Form S-3 for the sale of Registrable Securities; and

                  (v) So long as the Holder owns any Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Registrant as to its compliance with the reporting requirements of said Rule 144, and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Registrant, and such other reports and documents so filed by the Registrant as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

The Company shall not have any obligation as a Registrant pursuant to this paragraph, unless and until after the initial registration statement has been duly filed under the Act or the Exchange Act and the Company has otherwise become subject to the reporting requirements referred to in this paragraph.

                  (h) Transfer of Registration Rights. The rights of Holder hereunder, including the right to cause the Registrant to register Registrable Securities granted herein, is personal to the Holder and may not be assigned or otherwise conveyed by any Holder, without the prior written consent of the Registrant, except to a successor in interest resulting from reorganization of the Holder.

         6.       General Indemnification.

                  (a) All representations and warranties made herein by a party hereto shall survive all transactions provided for or contemplated herein.

                  (b) The Company shall protect, indemnify and hold JVWeb, and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by the Company in this Agreement.

                  (c) JVWeb shall protect, indemnity and hold the Company, and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by JVWeb in this Agreement.

         7.       General.

                  (a) THIS AGREEMENT AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE, AND ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                  (b) Any controversy arising out of or relating to this Agreement or any modification or extension thereof, including any claims for breach, for damages, and/or for recision or reformation, shall be settled by binding arbitration in Harris County, Texas according to the rules and regulations of the American Arbitration Association, Commercial Arbitration Rules.
                  (c) This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing signed by all parties affected.

                  (d) The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                  (e)  This   Agreement   may  be   executed   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

                  (f) The parties hereto hereby agree that time is of the essence for all purposes of this Agreement.

                  (g) Any notices to be given hereunder by any party to the other parties may be effected either by personal delivery in writing, or by mail, registered or certified, postage prepaid with return receipt requested, addressed to the one or more parties to be notified at the addresses set forth beneath such parties' respective signatures below.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of, though not necessarily on, the effective date.


AMP3.COM, LLC,                                       JVWeb, Inc.,
a Texas limited liability company                    a Delaware corporation



By:______________________________                    By:________________________
     Michael A. Sharp, President                     Greg J. Micek, President

     Address:    1525 Lakeville                      Address:    5444 Westheimer
                 Suite 108                                       Suite 2080
                 Kingwood, Texas 77339               Houston, Texas 77056